Other Receivables and Other Current Assets, Net - Summary of Allowance for Credit Losses (Detail) - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Allowance For Credit Losses On Financing Receivables [Abstract]
Beginning balance	$ 239,594	$ 264,880	$ 247,336
Addition (recovery)	20,247	(5,268)	11,488
Exchange rate effect	(6,894)	(20,018)	6,056
Ending balance	$ 252,947	$ 239,594	$ 264,880